FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK ("First Ameritas")

                  FIRST AMERITAS VARIABLE LIFE SEPARATE ACCOUNT
                              ("Separate Account")

                                  Supplement to

                               OVERTURE ENCORE! II
                          Prospectus Dated May 1, 2003

                       Supplement Dated December 31, 2009

Effective September 23, 2009, The Alger American Fund Board voted and approved to change the name of the Alger American Fund to The Alger Portfolios (the "Series"). In addition, the Alger American Balanced Portfolio is renamed Alger Balanced Portfolio and changed from Class O to Class I-2.

Therefore, all references to the Series and portfolio in your prospectus are changed to the new names.

All other provisions of your prospectus remain as stated in your Policy and prospectus as previously supplemented.

Please see the respective Fund prospectus for information about the Subaccount's underlying portfolio.

       Please retain this Supplement with the current prospectus for your variable Policy issued by First Ameritas Life Insurance Corp. of New York.
     If you do not have a current prospectus, please contact First Ameritas at 1-800-745-1112.